UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2019

Regional Health Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

454 Satellite Boulevard, NW

Suite 100

Suwanee, Georgia 30024

(Address of Principal Executive Offices, and Zip Code)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RHE	NYSE American
10.875% Series A Cumulative Redeemable Preferred Stock, no par value	RHE-PA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Shareholders (the “Meeting”) of Regional Health Properties, Inc. (the “Company” or “we”) was held on December 23, 2019 at Sonesta Gwinnett Place Atlanta, located at 1775 Pleasant Hill Road, Duluth, Georgia at 10:00 a.m.

Following is a summary of the proposals that were submitted to the shareholders of the Company’s common stock for approval at the Meeting and a tabulation of the votes with respect to each proposal. Each proposal is further described in the Notice of 2019 Annual Meeting of Shareholders and accompanying Proxy Statement relating to the Meeting filed with the Securities and Exchange Commission on November 20, 2019 (the “Proxy Statement”).

Proposal 1. Election of the four director nominees named in the Proxy Statement to serve until the 2020 Annual Meeting of Shareholders and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Shareholders elected the following four individuals to the Company’s Board of Directors to serve until the 2020 Annual Meeting of Shareholders and until their successors are elected and qualified, or until their earlier death, resignation or removal.  The voting results were as follows:

	FOR	WITHOLD	BROKER NON-VOTES
Michael J. Fox	210,646	16,157	822,336
Brent Morrison	208,438	18,365	822,336
Kenneth W. Taylor	212,941	13,862	822,336
David A. Tenwick	208,235	18,568	822,336

Proposal 2. To approve, by non-binding advisory vote, our executive compensation (“Say-on-Pay”) as described in the Proxy Statement.

The shareholders approved, on an advisory basis, our executive compensation. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
185,353	33,038	8,412	822,336

Proposal 3. Recommendation, by non-binding advisory vote, of the frequency of the Say-on-Pay vote.

The shareholders recommended, on an advisory basis, the option which calls for the frequency of the Say-on-Pay vote to be held every three years. The voting results were as follows:

3 YEARS	2 YEARS	1 YEAR	ABSTAIN	BROKER NON-VOTES
152,412	6,238	60,095	8,058	822,336

In light of the voting results with respect to the frequency of the Say-on-Pay vote, the Company will include a shareholder vote on executive compensation in the Company’s proxy materials every three years until the next required vote on the frequency of shareholder votes on executive compensation.

Proposal 4. Ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

The shareholders ratified the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The voting results were as follows:

FOR	AGAINST	ABSTAIN
966,545	27,243	55,351

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 30, 2019	REGIONAL HEALTH PROPERTIES, INC.

/s/ Brent Morrison
Brent Morrison
Chief Executive Officer and President

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